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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported): MAY 7, 2002
                                                            -----------


                           EXACT SCIENCES CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        000-32179                                       02-0478229
--------------------------                  -----------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


  63 GREAT ROAD, MAYNARD, MASSACHUSETTS                   01754
  -----------------------------------------             ---------
  (Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code:  (978) 897-2800
                                                     --------------


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On May 7, 2002, EXACT Sciences Corporation (the "Company") dismissed its independent auditors, Arthur Andersen LLP ("Andersen") and engaged the services of Ernst & Young LLP ("Ernst & Young") as its new independent auditors effective immediately. These actions followed the Company's decision to seek proposals from independent accountants to audit the Company's financial statements for the fiscal year ending December 31, 2002. The decision to dismiss Andersen and retain Ernst & Young was approved by the Company's Board of Directors upon the recommendation of its Audit Committee.

         During the two most recent fiscal years ended December 31, 2001, and the subsequent interim period through May 7, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports.

         None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years ended December 31, 2001 or within the interim period through May 7, 2002.

         None of the audit reports of Andersen on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 2000 and December 31, 2001 contained an adverse opinion or a disclaimer of opinion nor was any such audit report qualified or modified as to uncertainty, audit scope or accounting principles.

         A letter from Andersen to the Securities and Exchange Commission is attached hereto as Exhibit 16.

         During the two most recent fiscal years ended December 31, 2001, and the subsequent interim period through May 7, 2002, the Company did not consult with Ernst & Young regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

16       Letter dated May 14, 2002 from Arthur Andersen LLP to
         Securities and Exchange Commission.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EXACT Sciences Corporation


May 14, 2002                            By:  /s/  JOHN A. MCCARTHY, JR.
                                             ----------------------------------
                                             John A. McCarthy, Jr.
                                             Executive Vice President, Chief
                                             Operating Officer, Chief Financial
                                             Officer and Treasurer


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                                  EXHIBIT INDEX

EXHIBIT NUMBER        DESCRIPTION

16 Letter, dated May 14, 2002 from Arthur Andersen LLP to Securities and Exchange Commission.


                                       4